                           LETTER OF TRANSMITTAL                  Exhibit (a)(2)
                                                                  --------------
                                FOR TENDERS OF

                      Common Stock of CEC Resources Ltd.
                                      by
                           CARBON ENERGY CORPORATION

                          Pursuant to the Prospectus
              dated January 18, 2000 of Carbon Energy Corporation

--------------------------------------------------------------------------------
THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS EXPIRE AT 5:00 P.M. NEW YORK CITY TIME,
  ON FEBRUARY 17, 2000 (THE "EXPIRATION DATE"), UNLESS THE OFFER IS EXTENDED.
    TENDERED CEC RESOURCES LTD. COMMON STOCK MAY BE WITHDRAWN AT ANY TIME ON OR
              PRIOR TO THE EXPIRATION DATE OF THE EXCHANGE OFFER.
--------------------------------------------------------------------------------

       Deliver to: Harris Trust and Savings Bank (the "Exchange Agent")

       By Registered or Certified Mail:          By Hand Delivery:             By Overnight Delivery:
             Wall Street Station                  Receive Window                   Receive Window
                P.O. Box 1023                    Wall Street Plaza                Wall Street Plaza
           New York, NY 10268-1023          88 Pine Street, 19/th/ Floor     88 Pine Street, 19/th/ Floor
                                                New York, NY 10005                New York, NY 10005

         By Facsimile Transmissions (for Eligible Institutions only):
                                (212) 701-7636

                        For Information (call collect):
                                (212) 701-7624

     DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.

     THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

Ladies and Gentlemen:

     The undersigned (the "Holder") acknowledges that the Holder has received the Prospectus, dated January 18, 2000 (the "Prospectus"), of Carbon Energy Corporation, a Colorado corporation ("Carbon"), and this Letter of Transmittal, which may be amended from time to time (the "Letter of Transmittal"), which together constitute Carbon's offer (the "Offer") to exchange one share of Carbon common stock (the "Carbon Shares"), for each outstanding share of CEC Resources Ltd. ("CEC") common stock (the "CEC Shares"). The Carbon Shares have been registered under the Securities Act of 1933 (the "Securities Act") pursuant to a Registration Statement, and the Prospectus is part of that Registration Statement. For each CEC Share accepted for exchange, the Holder of the CEC Share will receive one Carbon Share on the terms and subject to the condition of the Offer. Holders of CEC Shares whose CEC Shares are accepted for exchange will not receive any dividends or other form of payment on such CEC Shares otherwise payable, the record date for which occurs on or after consummation of the Offer.

------------------------------------------------------------------------------------------------------------------------------------
                                                              BOX A:
------------------------------------------------------------------------------------------------------------------------------------
                                                DESCRIPTION OF TENDERED CEC SHARES
------------------------------------------------------------------------------------------------------------------------------------
Name(s) and Address(es) of Registered Holder(s)                           CEC Common Certificate(s) Enclosed
(Please fill in exactly as Name(s) appear(s) on certificates)      (Please List Below - Attach Additional List if Necessary)
------------------------------------------------------------------------------------------------------------------------------------
                                                               Certificate Number(s)    Total Number of Shares    Number of Shares
                                                                                           Represented by          Tendered /(2)/
                                                                                            Certificates /(1)/
                                                              ----------------------------------------------------------------------
                                                              ----------------------------------------------------------------------
                                                              ----------------------------------------------------------------------
                                                              ----------------------------------------------------------------------
                                                               Total CEC Shares
------------------------------------------------------------------------------------------------------------------------------------

(1)  Need not be completed by stockholders tendering by book-entry transfer.
(2) Unless otherwise stated, it will be assumed that all CEC Shares above are being tendered.

     Use of Letter of Transmittal; Documents to Be Delivered

     This Letter of Transmittal is to be used either (a) if CEC Shares are to be forwarded to the Exchange Agent or (b) unless an agent's message (as defined below) is utilized, if delivery of CEC Shares is to be made by book-entry transfer pursuant to the procedures set forth in the section of the Prospectus entitled "The Exchange Offer - Book-Entry Transfer Procedures." Certificates for all physically delivered CEC Shares, or a confirmation of a book-entry transfer into the Exchange Agent's account at the Depository Trust Company ("DTC") of all CEC Shares delivered electronically, as well as a properly completed and duly executed Letter of Transmittal (or facsimile thereof or, in the case of a book-entry transfer, an agent's message) and any other documents required by the Letter of Transmittal, must be received by the Exchange Agent at one of its addresses set forth on the front page of this Letter of Transmittal prior to the Expiration Date (as defined in the Prospectus).

     The term "agent's message" means a message transmitted by DTC to, and received by, the Exchange Agent that states that DTC has received an express acknowledgment from a participant in DTC tendering outstanding securities that are subject of the book entry confirmation and stating other matters listed under "The Exchange Offer - Book-Entry Transfer Procedures" in the Prospectus.

     Guaranteed Delivery Procedures

     Shareholders who cannot deliver their CEC Shares and all other required documents to the Exchange Agent by the Expiration Date must tender their CEC Shares pursuant to the guaranteed delivery procedures set forth in the section of the Prospectus entitled "The Exchange Offer - Guaranteed Delivery Procedures." Pursuant to such procedure: (a) such tender must be made by or through an Eligible Institution (as defined in Instruction 3), (b) a properly completed and duly executed Notice of Guaranteed Delivery substantially in the form provided by Carbon must be received by the Exchange Agent prior to the Expiration Date, and (c) the certificates for all physically delivered CEC Shares or a confirmation of a book-entry transfer into the Exchange Agent's account at DTC of all CEC Shares delivered electronically, as well as a properly completed and duly executed Letter of Transmittal (or facsimile thereof or, in the case of a book-entry delivery, an agent's message) and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent within three business days after the Expiration Date, all as provided in the section of the Prospectus entitled "The Exchange Offer - Guaranteed Delivery Procedures."

     Delivery Method

     The method of delivery of CEC Shares and all other required documents is at the option and risk of the tendering Holder. CEC Shares will be deemed delivered only when actually received by the Exchange Agent (including, in the case of a book-entry transfer, by book-entry confirmation). If certificates for CEC Shares are sent by mail, registered mail with return receipt requested, properly insured, is recommended.

     No Conditional Tenders

     No alternative, conditional or contingent tenders of CEC Shares will be accepted, and no fractional CEC Shares will be accepted for exchange.

     Authorization to Transfer CEC Shares for Carbon Shares; Delivery of Shares

     Except as otherwise requested in special instructions in Boxes B or C, the undersigned requests that the Carbon Shares to which the undersigned is entitled be issued in the name and mailed to the address set forth above.

     Subject to and effective upon acceptance for exchange of the CEC Shares tendered herewith in accordance with the terms and subject to the condition of the Exchange Offer, the undersigned hereby sells, assigns, and transfers to, or upon the order of, Carbon all right, title and interest in and to all the CEC Shares that are being tendered hereby (and any and all other CEC Shares or other securities issued or issuable in respect thereof on or after January 20, 2000) and irrevocably constitutes and appoints the Exchange Agent the true and lawful agent and attorney-in-fact of the undersigned with respect to such CEC Shares (and all such other CEC Shares or securities), with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (a) deliver certificates for such CEC Shares (and all such other CEC Shares or securities), or transfer ownership of such CEC Shares (and all such other CEC Shares or securities) on the account books maintained by Harris Trust and Savings Bank, together, in either such case with all accompanying evidences of transfer and authenticity, to or upon the order of Carbon and (b) to deliver as the undersigned's agent the Carbon Shares to which the undersigned is entitled upon the surrender of the CEC Shares.

     The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, assign and transfer the CEC Shares tendered hereby (and any and all other CEC Shares or other securities issued or issuable in respect thereof on or after January 20, 2000), and that when the same are accepted for exchange by Carbon, Carbon will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claims. The undersigned will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or Carbon to be necessary or desirable to complete the assignment and transfer of the CEC Shares tendered hereby (and all such other CEC Shares or securities). The undersigned has read and agrees to all of the terms of the Offer.

     The name(s) and address(es) of the registered Holder(s) should be printed in Box A under "Description of Tendered CEC Shares" exactly as they appear on the CEC Shares tendered hereby. The certificate number(s) and the total number of CEC Shares represented by the certificate(s), together with the number of such CEC Shares that the undersigned wishes to tender, should be indicated in the appropriate boxes in Box A under "Description of Tendered CEC Shares."

     Unless otherwise requested in special instructions in Box B: "Special Issuance Instructions" or Box C: "Special Delivery Instructions," please issue the Carbon Shares to which the undersigned is entitled in the name indicated in Box A: "Description of Tendered CEC Shares" and send such Carbon Shares to the undersigned at the address(es) appearing in Box A: "Description of Tendered CEC Shares." If Box B: "Special Issuance Instructions" is completed, please issue the Carbon Shares to which the undersigned is entitled in the name indicated in Box B: "Special Issuance Instructions" and send such Carbon Shares to the address appearing in Box B: "Special Issuance Instructions." If Box C: "Special Delivery Instructions" is completed, please issue the Carbon Shares in the name indicated in Box A: "Description of Tendered CEC Shares" and send such Carbon Shares to the address(es) so indicated in Box C: "Special Delivery Instructions."

     Other Provisions

     All authority conferred or agreed to be conferred in this Letter of Transmittal shall not be affected by, and shall survive, the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the successors, personal representatives, assigns, heirs, executors, administrators, trustees in bankruptcy, personal and legal representatives of the undersigned. Except as stated in the Offer, this tender is irrevocable, provided that CEC Shares tendered pursuant to the Offer may be withdrawn only in accordance with the procedures set forth in "The Exchange Offer - Withdrawal Rights" section of the Prospectus and the instructions contained in this Letter of Transmittal. See Instruction 11 hereto.

     The undersigned understands that tenders of CEC Shares pursuant to the Offer and the instructions hereto will constitute a binding agreement between the undersigned and Carbon upon the terms and subject to the condition of the Offer. The undersigned recognizes that the Offer is not conditioned upon any minimum amount of CEC Shares being tendered for exchange. However, the Offer is subject to a certain condition. Please see the Prospectus under the section titled "The Exchange Offer - Condition To The Exchange" and "The Exchange Offer
- Termination Of The Exchange Offer."

     The Offer is not being made to, nor will tenders be accepted from or on behalf of, Holders of CEC Shares in any jurisdiction in which the making or acceptance of the Offer would not be in compliance with the laws of such jurisdiction.

     The instructions included with this Letter of Transmittal must be followed in their entirety. Questions and requests for assistance or for additional copies of the Prospectus or this Letter of Transmittal may be directed to the Exchange Agent at the address listed above.

----------------------------------------------------      -----------------------------------------------------
                      Box B:                                                      Box C:
----------------------------------------------------      -----------------------------------------------------
            SPECIAL ISSUANCE INSTRUCTIONS                                SPECIAL DELIVERY INSTRUCTIONS
           (See Instructions 2, 3, 4 and 5)                                (See Instructions 2 and 4)

     To be completed ONLY if the Carbon Shares are to          To be completed ONLY if the Carbon Shares to be
be issued in the name of and sent to someone              issued should be sent to someone other than the
other than as set forth in Box A.                         undersigned or to the undersigned at an address other
                                                          than as set forth in Box A.

Issue Carbon Shares to:

Name  _____________________________________                 Mail or deliver Carbon Shares to:
              (Please Print)
                                                            Name  _________________________________
                                                                           (Please Print)
Address  __________________________________
___________________________________________                 Address  ______________________________
___________________________________________                 _______________________________________
             (Include Zip Code)                             _______________________________________
                                                                        (Include Zip Code)
___________________________________________
(Tax Identification or Social Security No.)
                                                                     Is this a permanent address change?
                                                                              Yes [_]     No [_]
----------------------------------------------------      -----------------------------------------------------

--------------------------------------------------------------------------------
                                    BOX D:
--------------------------------------------------------------------------------
                                   SIGN HERE

                          (See Instructions 4 and 13)

________________________________________________________________________________
_________________________________________________________________
                          (Signature of Shareholder)

Date:  _____________________, 2000

     (Must be signed by the registered Holder(s) exactly as name(s) appear(s) on CEC Shares or by person(s) authorized to become registered Holder(s) by CEC Shares and documents transmitted herewith. If signature is by trustee, executors, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, please provide the following information. See Instruction 13.)

Name(s)_________________________________________________________________________
________________________________________________________________________________
_________________________________________________________________
                                (Please Print)

Capacity (full title)_____________________________________________________
Address___________________________________________________________________
__________________________________________________________________________
                              (Include Zip Code)

Area Code and Telephone No.  (__________) ________________________________
Tax Identification or Social Security No.  _______________________________

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                    BOX E:

                              SIGNATURE GUARANTEE
--------------------------------------------------------------------------------

     To be completed ONLY if required by Instruction 3.

     The undersigned hereby guarantees the signature(s) which appear(s) on this Letter of Transmittal and the CEC Shares and any stock powers surrendered pursuant to this Letter of Transmittal.

__________________________________________________________________________
                       (Name of Firm Issuing Guarantee)

__________________________________________________________________________
                            (Signature of Officer)

__________________________________________________________________________
                   (Title of Officer Signing this Guarantee)

__________________________________________________________________________
                        (Address of Guaranteeing Firm)

--------------------------------------------------------------------------------

     IMPORTANT: THIS LETTER OF TRANSMITTAL (OR A MANUALLY SIGNED FACSIMILE HEREOF), TOGETHER WITH ALL REQUIRED DOCUMENTS, OR A NOTICE OF GUARANTEED DELIVERY, MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO THE EXPIRATION DATE.

                                 INSTRUCTIONS

             Forming Part of the Terms and Conditions of the Offer

     1. Use of Letter of Transmittal. This Letter of Transmittal, properly completed and duly executed, together with the surrender of CEC Shares and any other documents required by this Letter of Transmittal, should be sent by mail or delivered by hand to the Exchange Agent, in each case at the appropriate address set forth on the front page of the Letter of Transmittal, in order to make an effective surrender. Until all necessary steps have been taken to surrender the CEC Shares, no exchange shall be made. The method of delivery of all documents is at the option and risk of the undersigned and the delivery will be deemed made only when actually received. If delivery is by mail, registered mail with return receipt requested, properly insured, is recommended. A return envelope is enclosed for your convenience.

     2. Special Issuance and Delivery Instructions. If the Carbon Shares are to be issued to someone other than the person named in Box A of this Letter of Transmittal or mailed to an address other than shown in Box A, then Boxes B and/or C of this Letter of Transmittal should be completed.

     3. Medallion Guarantee of Signatures. No signature guarantee on this Letter of Transmittal is required (a) if this Letter of Transmittal is signed by the registered Holder of CEC Shares surrendered herewith, unless such Holder has completed Box B, or (b) if such CEC Shares are surrendered for the account of an eligible guarantor institution pursuant to Rule 17Ad-15 promulgated under the Securities Exchange Act of 1934, as amended (an "Eligible Institution"). IN ALL OTHER CASES, ALL SIGNATURES ON THIS LETTER OF TRANSMITTAL MUST BE GUARANTEED WITH A MEDALLION OF GUARANTEE BY AN ELIGIBLE INSTITUTION IN BOX E. See Instruction 4. Public notaries cannot execute acceptable guarantees of signatures.

     4. Signatures on this Letter of Transmittal, Stock Powers and Endorsements. If this Letter of Transmittal is signed by the registered Holder(s) of the CEC Shares surrendered hereby, the signature(s) on Box D must correspond with the name(s) as written on the face of the CEC Shares without alteration, enlargement or any change whatsoever.

     If any of the CEC Shares surrendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

     If any surrendered CEC Shares are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal as there are different registrations of CEC Shares.

     If this Letter of Transmittal or any CEC Shares or stock powers are signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to Carbon of such person's authority to so act must be submitted.

     When this Letter of Transmittal is signed in Box D by the registered Holder(s) of the CEC Shares listed and transmitted hereby, no endorsements of CEC Shares or separate stock powers are required. If this Letter of Transmittal is signed by a person other than the registered Holder(s) of the CEC Shares listed, the CEC Shares must be endorsed in blank or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered Holder(s) appear(s) on such CEC Shares. Signatures on such CEC Shares or stock powers must be guaranteed by an Eligible Institution in Box E.

     5. Stock Transfer Taxes. Except as set forth in this Instruction 5, Carbon will pay any stock transfer taxes with respect to the exchange and tender of CEC Shares to it or its order pursuant to the Offer. If, however, issuance of Carbon Shares is to be made in the name of a person other than the registered Holder(s) of CEC Shares, or if the CEC Shares are registered in the name of any person other than the person(s) signing this Letter of

Transmittal, and a transfer tax is imposed for any reason other than the exchange of Carbon Shares for CEC Shares, then the amount of any transfer taxes will be payable by the registered Holder(s) tendering the CEC Shares. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted with the Letter of Transmittal, the amount of such transfer taxes will be billed directly to the registered Holder(s) tendering the CEC Shares.

     6.   Inadequate Space.  If the space provided herein under Box A:
"Description of Tendered CEC Shares" is inadequate, the CEC Share certificate numbers and/or the number of CEC Shares should be listed on a separate schedule attached hereto.

     7. Partial Tenders (not applicable to stockholders who tender by book-entry transfer). If fewer than all the CEC Shares represented by any certificate delivered to the Exchange Agent are to be tendered, fill in the number of CEC Shares which are to be tendered in the box entitled "Number of Shares Tendered". In such case, a new certificate for the remainder of the CEC Shares represented by the old certificate will be sent to the person(s) signing this Letter of Transmittal, unless otherwise provided in the appropriate box on this Letter of Transmittal, as promptly as practicable following the expiration or termination of the Offer. All CEC Shares represented by certificates delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.

     8. Mutilated, Lost or Destroyed CEC Shares. If the CEC Shares which the registered Holder(s) want(s) to surrender have been mutilated, lost, stolen or destroyed, that fact should be indicated on the face of this Letter of Transmittal which should be delivered to the Exchange Agent after being otherwise properly completed and duly executed. In such event, the Exchange Agent will forward additional documentation necessary to be completed in order to surrender effectively such mutilated, lost or destroyed CEC Shares.

     9. Validity of Surrender: Irregularities. All questions as to validity, form and eligibility of or surrender of CEC Shares will be determined by Carbon, and such determination shall be final and binding. Carbon reserves the right to waive any irregularities or defects in the surrender of any CEC Shares, and its interpretation of the terms and conditions of this Letter of Transmittal with respect to such irregularities or defects shall be final and binding. A surrender will not be deemed to have been made until all irregularities have been cured or waived. Carbon and the Exchange Agent are not obligated to give notice of defects or irregularities in any transmittal, and shall not incur any liability for failure to give such notice.

     10. Inquiries. Questions and requests for assistance with respect to the surrender and exchange of CEC Shares and this Letter of Transmittal, as well as request for additional copies hereof, may be directed to the Exchange Agent at the addresses provided on page 1 hereof, or by telephone at (212) 701-7624.

     11. Withdrawal of Tender. Tenders of CEC Shares may be withdrawn at any time prior to 5:00 p.m., New York City time, on the Expiration Date.

     12. Waiver of Condition. Carbon reserves the absolute right to waive the specified condition in the Offer, in whole at any time or in part from time to time, in the case of any CEC Shares tendered hereby. See "The Exchange Offer - Condition To The Exchange" in the Prospectus.

     13. Supporting Evidence. In case any Letter of Transmittal, CEC Shares, endorsement or stock power is executed by an agent, attorney, administrator, executor, guardian, trustee or in any other fiduciary or representative capacity, or by an officer of a corporation on behalf of the corporation, such persons should so indicate when signing and there should be submitted with this Letter of Transmittal, surrendered CEC Shares and/or stock power documentary evidence of appointment and authority to act in such capacity (including court orders and corporate resolutions where necessary), as well as evidence of the authority of the person making such execution to transfer CEC Shares. Such documentary evidence of authority must be in a form satisfactory to the Exchange Agent.

YOU ARE URGED TO COMPLETE AND RETURN THIS LETTER OF TRANSMITTAL PROMPTLY.

                           IMPORTANT TAX INFORMATION

     Under current federal income tax law, a person whose CEC Shares are surrendered for exchange and who may later receive a distribution or dividend as a Holder of Carbon Shares is required to provide the Exchange Agent with his or her correct taxpayer identification number ("TIN") on Substitute Form W-9 or otherwise establish a basis for exemption from backup withholding. If such person is an individual, the TIN is such person's social security number. If the Exchange Agent is not provided with the correct taxpayer identification number, the Holder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, if a stockholder makes a false statement that results in no imposition of backup withholding, and there was no reasonable basis for such statement, a $500 penalty may be imposed by the Internal Revenue Service.

     Certain Holders of CEC Shares (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, that stockholder must submit a statement, signed under penalties of perjury, attesting to that individual's exempt status. Such statements may be obtained from the Exchange Agent. Exempt stockholders, other than foreign individuals, should furnish their TIN, write "Exempt" in Part II of the Substitute Form W-9 below and sign, date and return the Substitute Form W-9 to the Exchange Agent. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional instructions. A stockholder should consult his or her tax advisor as to such stockholder's qualification for exemption from backup withholding and the procedure for obtaining such exemption.

     If backup holding applies, the Exchange Agent is required to withhold 31% of any payments made to the stockholder. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

                        PURPOSE OF SUBSTITUTE FORM W-9

     To prevent federal income tax backup withholding on payments of cash that are made to a stockholder with respect to Carbon Shares acquired pursuant to the Offer, the stockholder must provide the Exchange Agent with such stockholder's correct TIN by completing the form below certifying under penalties of perjury
(i) that the TIN provided on Substitute Form W-9 is correct (or that such stockholder is awaiting a TIN) and (ii) that (a) such stockholder has not been notified by the Internal Revenue Service that such stockholder is subject to backup withholding as a result of a failure to report all interest or dividends or (b) the Internal Revenue Service has notified such stockholder that such stockholder is no longer subject to backup withholding.

                    WHAT NUMBER TO GIVE THE EXCHANGE AGENT

     The stockholder is required to give the Exchange Agent the social security number or employer identification number of the record Holder of the CEC Shares tendered hereby. If the CEC Shares are in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidance on which number to report. If the tendering stockholder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future, the stockholder should write "Applied For" in the space provided for the TIN in Part I, and sign and date the Substitute Form W-9. If "Applied For" is written in Part I and the Exchange Agent is not provided with the TIN within 60 days, the Exchange Agent will withhold 31% of all payments on the purchase price, if any, until a TIN is provided to the Exchange Agent.

-------------------------------------------------------------------------------------------------------------
           SUBSTITUTE              Part I - Please provide your TIN       _________________________
            Form W-9               in the box at right and certify          Social Security Number
                                   by signing and dating below.
   Department of the Treasury                                           OR _____________________________
    Internal Revenue Service                                               Employer Identification Number
                                                                           (if awaiting TIN write "Applied
                                                                           For")
                                 ----------------------------------------------------------------------------
                                   Part II - For Payees Exempt from Backup Withholding, see enclosed
                                   Guidelines for Certification of Taxpayer Identification Number on
Payer's Request for Taxpayer       Substitute Form W-9, write "Exempt" in this Part II and sign this
 Identification Number (TIN)       form.
-------------------------------------------------------------------------------------------------------------

CERTIFICATION - Under the penalties of perjury, I certify that:

(1) The number shown on this form is my correct Taxpayer Identification Number (or a Taxpayer Identification Number has not been issued to me) and either (i) I have mailed or delivered an application to receive a Taxpayer Identification Number to the appropriate Internal Revenue Service ("IRS") or Social Security Administration office or (ii) I intend to mail or deliver an application in the near future. (I understand that if I do not provide a Taxpayer Identification Number within 60 days, 31% of all reportable payments to me thereafter will be withheld until I provide a number); and

(2) I am not subject to backup withholding either because I have not been notified by the IRS that I am subject to backup withholding as a result of a failure to report all interest or dividends, or the IRS has notified me that I am no longer subject to backup withholding.

CERTIFICATION INSTRUCTIONS - You must cross out item (2) above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out item (2). (Also see instructions to the enclosed Guidelines).

Signature ___________________________________  Date __________________________

--------------------------------------------------------------------------------


NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THIS EXCHANGE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

                   GUIDELINES FOR CERTIFICATION OF TAXPAYER
                 IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9


A. TIN - The Taxpayer Identification Number for most individuals is your social security number. Refer to the following chart to determine the appropriate number:

-----------------------------------------------------------------------------------------------------------------
                                                                                           Give the EMPLOYER
                                 Give the SOCIAL                                             IDENTIFICATION
     For this type of account   SECURITY Number of               For this type of account      Number of
   -----------------------------------------------------        -------------------------------------------------
 1.  Individual                The individual                7.  A valid trust, estate     Legal entity /(4)/
                                                                 or pension trust
 2.  Two or more individuals   The actual owner of the
     (joint account)           account or, if combined       8.  Corporate                 The corporation
                               funds, the first
                               individual on the
                               account /(1)/

                                                             9.  Association, club,        The organization
 3.  Custodian account of a    The minor /(2)/                   religious, charitable,
     minor (Uniform Gift to                                      educational or other
     Minors Act)                                                 tax-exempt organization

 4.  a.  The usual revocable   The grantor-trustee /(1)/
         savings trust                                      10.  Partnership               The partnership
         (grantor is also
         trustee)

     b.  So-called trust       The actual owner /(1)/
         account that is not                                11.  A broker or registered    The broker or nominee
         a legal or valid                                        nominee
         trust under state
         law
                                                            12.  Account with the          The public entity
 5.  Sole proprietorship       The owner /(3)/                   Department of
                                                                 Agriculture

 6.  Sole proprietorship       The owner /(3)/
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

(1)  List first and circle the name of the person whose number you furnish
(2) Circle the minor's name and furnish the minor's name and social security number.
(3) Show the individual's name. See item 5 or 6. You may also enter your business name.
(4) List first and circle the name of the legal trust, estate, or pension trust.
Note: If no name is circled where there is more than one name, the number will be considered to be that of the first name listed.

B. Exempt Payees - The following lists exempt payees. If you are exempt, you must nonetheless complete the form and provide your TIN in order to establish that you are exempt. Write "Exempt" in Part II of the form, sign and date the form.

     For this purpose, Exempt Payees include: (1) A corporation; (2) An organization exempt from tax under Section 501(a), or an individual retirement plan (IRA) or a custodial account under Section 403(b)(7); (3) The United States or any of its agencies or instrumentalities; (4) A state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities; (5) A foreign government or any of its political subdivisions, agencies or instrumentalities; (6) An international organization or any of its agencies or instrumentalities; (7) A foreign central bank of issue; (8) A dealer in securities or commodities required to register in the U.S. or a possession of the U.S.; (9) A futures commission merchant registered with the Commodity Futures Trading Commission; (10) A real estate investment trust; (11) An entity registered at all times during the tax year under the Investment Company Act of 1940;
     (12) A common trust fund operated by a bank under Section 584(a); (13) A financial institution; and (14) A person registered under the Investment Advisors Act of 1940 who regularly acts as a broker.

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